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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported): December 15, 2006

VICTORY ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

NEVADA	002-76219-NY	87-0564472
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		I.D. Number)

27762 Antonio Parkway, Suite L1-497, Ladera Ranch, CA 92694
(Address of principal executive offices)

(866) 279-9265
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.)

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CF$ 240.13e-4(c))

Section 5 Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors;
Appointment of Principal Officers

(b) Resignation of Officers and Directors.

Mr. Carl Burhanan resigned as a Director of Victory Energy Corporation effective December 15, 2006. There are no material disagreements between Mr. Burhanan and the Company and his resignation was voluntary. Mr. Burhanan stated that his prior obligations didn’t allow fulfillment of the commitment to Victory Energy.

(d)	Election of New Director

On January 4, 2007, the Board of Director elected Mr. Rick May as a Director. There are no arrangements, proposed or existing relationships nor related transactions with Mr. May.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Victory Energy Corporation

Date: January 5, 2007	By:	/s/ Jon Fullenkamp

Chairman and CEO